UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2022

Digital World Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40779	85-4293042
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

78 SW 7th Street

Miami, Florida 33130

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (305) 735-1517

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A common stock, and one-half of one Redeemable Warrant	DWACU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	DWAC	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	DWACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Digital World Acquisition Corp., a Delaware corporation (“Digital World”), has filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (as may be amended from time to time, the “Registration Statement”), which includes a preliminary proxy statement of Digital World, and a prospectus in connection with the proposed business combination transaction (the “Business Combination”) involving Digital World and Trump Media & Technology Group Corp., a Delaware corporation (“TMTG”). The definitive proxy statement and other relevant documents will be mailed to stockholders of Digital World as of a record date to be established for voting on the Business Combination. Securityholders of Digital World and other interested persons are advised to read the preliminary proxy statement/prospectus, and amendments thereto, and the definitive proxy statement/prospectus in connection with Digital World’s solicitation of proxies for the special meetings to be held to approve the Business Combination because these documents will contain important information about Digital World, TMTG and the Business Combination. Digital World securityholders and other interested persons will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: Digital World Acquisition Corp., 78 SW 7th Street, Miami, FL 33130.

Participants in the Solicitation

Digital World and TMTG and certain of their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the securityholders of Digital World in favor of the approval of the Business Combination. Securityholders of Digital World and other interested persons may obtain more information regarding the names and interests in the proposed Business Combination of Digital World’s directors and officers in Digital World’s filings with the SEC, including the Registration Statement, which also contains the names and interests in the proposed Business Combination of TMTG’s directors and officers. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed Business Combination between Digital World and TMTG, including without limitation statements regarding the anticipated benefits of the Business Combination, the anticipated timing of the Business Combination and the private placement of Digital World (the “PIPE”), the implied enterprise value, future financial condition and performance of TMTG and the combined company after the closing and expected financial impacts of the Business Combination, the satisfaction of closing conditions to the Business Combination, the level of redemptions of Digital World’s public stockholders and the products and markets and expected future performance and market opportunities of TMTG. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the risk that the Business Combination and the PIPE may not be completed in a timely manner or at all, which may adversely affect the price of Digital World’s securities, (ii) the risk that the Business Combination may not be completed by Digital World’s Business Combination deadline and the potential failure to obtain an extension of the Business Combination deadline if sought by Digital World, (iii) the failure to satisfy the conditions to the consummation of the Business Combination or the PIPE, including the approval of the Merger Agreement (as defined below) by the stockholders of Digital World, (iv) the lack of a third-party fairness opinion in determining whether or not to pursue the proposed Business Combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (vi) the failure to achieve the minimum amount of cash available following any redemptions by Digital World stockholders, (vii) redemptions exceeding a maximum threshold or the failure to meet

The Nasdaq Stock Market’s initial listing standards in connection with the consummation of the contemplated transactions, (viii) the effect of the announcement or pendency of the PIPE or the Business Combination on TMTG’s business relationships, operating results, and business generally, (ix) risks that the Business Combination disrupts current plans and operations of TMTG, (x) the outcome of any legal proceedings that may be instituted against TMTG or against Digital World related to the merger agreement or the Business Combination, (xi) the risk of any investigations by the SEC or other regulatory authority relating to the PIPE, the Merger Agreement or the Business Combination and the impact they may have on consummating the transactions, (xii) TruthSocial, TMTG’s initial product, and its ability to generate users and advertisers, (xiii) changes in domestic and global general economic conditions, (xiv) the risk that TMTG may not be able to execute its growth strategies, (xv) risks related to the ongoing COVID-19 pandemic and response and geopolitical developments , (xvi) risk that TMTG may not be able to develop and maintain effective internal controls, (xvii) costs related to the Business Combination and the failure to realize anticipated benefits of the Business Combination or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions, and (xviii those factors discussed in Digital World’s filings with the SEC and that will be contained in the Registration Statement relating to the Business Combination. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the Registration Statement and other documents to be filed by Digital World from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while TMTG and Digital World may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. Neither of TMTG or Digital World gives any assurance that TMTG, Digital World, or the combined company, will achieve its expectations.

No Offer or Solicitation

This Current Report on Form 8-K and the exhibits hereto shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported by Digital World Acquisition Corp., a Delaware corporation (“Digital World”), on Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 21, 2021 and October 26, 2021, Digital World is a party to an Agreement and Plan of Merger, dated as of October 20, 2021 (the “Original Agreement”), with DWAC Merger Subsidiary Inc., a newly-formed Delaware corporation and wholly-owned subsidiary of DWAC (the “Merger Sub”), Trump Media & Technology Group Corp., a Delaware corporation (“TMTG”), ARC Global Investments II, LLC, a Delaware limited liability company (the “Sponsor”), in the capacity as the representative for certain stockholders of Digital World, and TMTG’s Chief Legal Officer, in the capacity as the representative for stockholders of TMTG, pursuant to which, among other matters, subject to the terms and conditions therein, Digital World will consummate its initial business combination with TMTG (the “TMTG Business Combination”).

On May 11, 2022, Digital World entered into the First Amendment to Agreement and Plan of Merger, dated as of May 11, 2022 (the “First Amendment”, together with the Original Agreement and as it may further be amended or supplemented from time to time, the “Merger Agreement”)), with Merger Sub, TMTG, the Sponsor in the capacity as our representative, and TMTG’s General Counsel in the capacity as the representative of TMTG. The First Amendment provides, among other things, automatic conversion of TMTG’s convertible note into shares of common stock of Digital World upon the consummation of the Business Combination, and clarifies at the closing of the Business Combination (the “Closing”), a number of shares of Digital World’s common stock (the “Escrow Amount”)

(together with any equity securities paid as dividends or distributions with respect to such shares or into which such shares are exchanged or converted, the “Escrow Shares”) equal to the quotient obtained by dividing (i) five percent (5%) of the initial merger consideration (meaning $875,000,000) (as determined on the Closing date, the “Merger Consideration”) by (ii) the Purchaser Share Price, as defined in the Original Agreement, otherwise issuable to the TMTG stockholders (allocated pro rata among the TMTG stockholders based on the Merger Consideration otherwise issuable to them at the Closing) will be deposited into a segregated escrow account with Continental Stock Transfer & Trust Company (or such other escrow agent reasonably acceptable to Digital World and TMTG), as escrow agent, and held in escrow together with any dividends, distributions or other income on the Escrow Shares in accordance with an escrow agreement to be entered into in connection with the Business Combination. For a full description of the Merger Agreement, please see the Registration Statement on Form S-4, which was initially filed on May 16, 2022.

On May 12, 2022, Digital World entered into an amendment (the “Amendment to the Insider Letter”) to that certain letter agreement, dated September 2, 2021 (“Insider Letter”), with the Sponsor and Digital World’s directors, officers or other initial stockholders named therein (the “Insiders”). Pursuant to the Insider Letter, among other matters, the Sponsor and the Insiders agreed in Section 9 thereof, that the Sponsor, an affiliate of the Sponsor or certain of Digital Word’s officers and directors may make non-interest bearing loans to Digital World to finance transaction costs in connection with the Business Combination and that, at the option of the lender, up to $1,500,000 of such loans may be convertible into Digital World units, at a price of $10.00 per unit, upon consummation of the Business Combination. Under the Amendment to the Insider Letter, each of the Sponsor and the Insiders have agreed to revise the terms of the Insider Letter to increase the aggregate principal amount of loans by the Sponsor, its affiliates or Digital World’s officers and directors that can be converted into Digital World units from $1,500,000 to $30,000,000. The securities issuable upon conversion of such loans are subject to stockholder approval at the special meeting of Digital World stockholders to be held to approve the Business Combination.

Copies of the First Amendment and Amendment to the Insider Letter were filed with the Registration Statement on Form S-4 on May 16, 2022 as part of Exhibit 2.1 and Exhibit 10.12, respectively, and are incorporated herein by reference, and the foregoing description of such documents are qualified in their entirety by reference thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2022	DIGITAL WORLD ACQUISITION CORP.

	By:	/s/ Patrick Orlando
	Name:	Patrick Orlando
	Title:	Chief Executive Officer